UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 7, 2005

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	0-6936-3	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

The registrant issued a press release on October 7, 2005, announcing its revised earnings per share guidance for fiscal year 2005, as well as the declaration by the board of directors of the regular quarterly dividend. The registrant also announced that its fourth quarter earnings release has been moved to November 7, 2005. The press release is being filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 News Release by the WD-40 Company dated October 7, 2005, entitled “WD-40 Company Revised Fiscal Guidance for Fiscal Year 2005.”

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company (Registrant)

Date: October 7, 2005	/s/ MICHAEL J. IRWIN
Michael J. Irwin Executive Vice President and Chief Financial Officer (Principal Financial Officer)